                                                                    Exhibit 10.7

Schedule to Stock Option Agreement under the Company's Stock Incentive Plan.


Option Holder                        Number of Shares              Exercise Price                Date of Grant


David Dean                                 6,000                   $4.29 per share             January 24, 2000

George M. Dickens, Jr.                    34,000                   $4.29 per share             January 24, 2000

R. S. Evans                              100,000                   $4.29 per share             January 24, 2000

Daniel J. Geller                          20,000                   $4.29 per share             January 24, 2000

Clifford T. Gordon                        15,500                   $4.29 per share             January 24, 2000

Barry J. Kulpa                           326,000                   $4.29 per share             January 24, 2000

Gregory D. Lambert                        65,000                   $4.29 per share             January 24, 2000

Carl A. Liliequist                        39,000                   $4.29 per share             January 24, 2000

Paul W. Lyle                              34,000                   $4.29 per share             January 24, 2000

Stokes Ritchie                            21,000                   $4.29 per share             January 24, 2000